                                Exhibit 1A(10)

Application for Life Insurance -- Part 1
---------------------------------------------
GE Capital Life Assurance Company of New York

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1. a. Proposed Insured (last name, first name, middle initial)                           b. Date of Birth (m/d/y)           c. Age

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d. State/Country of Birth                    e. Social Security Number or Tax ID         f. Driver's License Number

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g. Sex [_] Male [_] Female     h. Marital Status     i. Present Residence Street Address

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                                             City                                                        State              Zip

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2. a. Additional Proposed Insured (last name, first name, middle initial)                b. Date of Birth (m/d/y)           c. Age

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d. State/Country of Birth                    e. Social Security Number or Tax ID          f. Driver's License Number

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g. Sex [_] Male [_] Female h. Marital Status i. Present Residence Street Address

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Relationship to Proposed Insured             City                                                        State              Zip

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3. a. Plan of Insurance (use full plan name) b. Amount        c. Special Policy Date            d. APL (if available) [_] Yes [_] No


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e. Death Benefit Options--Elect One: [_] Specified Amount Plus Cash Value (SA+CV) [_] Specified Amount Including Cash Value (SA)

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f. Optional Benefits [_] 1. Accidental Death Benefit (ADB) [_] 2. Disability--Elect One                  [_] 3. Other (specify)
                                                           [_] Waiver of Premium (Non Universal Plans)
                                                           [_] Waiver Cost of Insurance--WCOI            ---------------------------

                                                           [_] Waiver of Stipulated Premium (Dis): Amount to be Waived $
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g. Rider Plans [_] 1. Additional Proposed Insured [_] 2. Proposed Insured Children [_] 3. Other (full plan name, years)
                   Amount $                           Amount $                         Amount $
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4. a. Premium Requested                      b. Vol. Pour-In Amt.      c. Additional Lump Sum            d. Paid With Application

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e. Premium Mode (monthly direct bill not available)                                             f. Employee ID g. Payroll Start Date

[_] Single Payment [_] Annual     [_] Semiannual       [_] Quarterly
[_] Monthly        [_] Bank Draft [_] Salary Deduction [_]Government Allotment                   -----------------------------------

If Bank Draft to be added to an Existing Account, Give Insured's Name and Policy Number:
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A completed Premium Allocation form must be submitted with             h. Additional Employee Information
each Application.
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5. a. Owner(If other than Proposed lns.--last/first/mid.init)                            b. Social Security No.             c. Sex

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d. Address (no. & st/city/state/zip)

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6. a. Payor (Complete if different from 1. a. or 5. a.--last/first/mid.init)                b. Relationship to Proposed Insured

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C. Address (no. & st/city/state/zip)
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7A. a. Primary Beneficiary of Proposed Insured (name/relationship/age)

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Address (no. & st/city/state/zip)

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b. Contingent Beneficiary of Proposed lnsured (last/first/mid.init.)

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Address (no: & st:/city/state/zip)

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7B. a. Primary Beneficiary of Additional Proposed Insured (name/relationship/age)

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Address (no. & st/city/state/zip)

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15558 4/2000                                                                                                  Continued on next page


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b. Contingent Beneficiary of Additional Proposed Insured (last/first/mid.init.)

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Address (no. & st./city/state/zip)

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If Beneficiary or Owner is a Trust, must provide Name and Date of Trust Agreement and Name of Trustee. Beneficiaries may be changed at any time by the Owner unless made irrevocable by checking this circle: [_]
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8. [_] Joint [_] Contingent Owner (if any--last/first/mid.init.)

MEDICAL AND NON-MEDICAL DATA
1A. Proposed Insured Employment Information
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a. Employed by & Kind of Business                                      b. No. of Years There     c. Job Title

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d. Business Address (no. & st./city/state/zip, phone number)

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e. Duties

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lB. Additional Proposed Insured Employment Information
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a. Employed by & Kind of Business                                      b. No. of Years There     c. Job Title

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d. Duties

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2. Insurance Record
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Life Insurance and/or annuities in Force on the Lives of All Persons Proposed for Insurance: (If none, insert "None")
No.         Proposed    Add'l Prop.    Company and Policy Number                                  Life Amount ADB Amount Year Issued

            Insured     Insured
1.          [_]         [_]            __________________________________________________________ $__________ $_________  __________

2.          [_]         [_]            __________________________________________________________ $__________ $_________  __________

3.          [_]         [_]            __________________________________________________________ $__________ $_________  __________

4.          [_]         [_]            __________________________________________________________ $__________ $_________  __________

5.          [_]         [_]            __________________________________________________________ $__________ $_________  __________


Is policy applied for intended to replace or change existing insurance or annuities in force? [_] Yes [_] No
(If "Yes," identify by circling appropriate number in section 2 above.)
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3. Has Any Person Proposed for Insurance:
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a. Used tobacco in any form in the past two years?
                                      Cigarette Packs per Day  Other Tobacco Use                          Date Started  Date Stopped

Proposed lnsured    [_] Yes [_] No    _______________________  _________________________________________  ____________  ____________

Add'l Prop. Insured [_] Yes [_] No    _______________________  _________________________________________  ____________  ____________


                                                                                                        Prop. Ins.  Add'l Prop. Ins.

                                                                                                         Yes  No        Yes  No

b.   Been diagnosed or treated for AIDS and/or AIDS Related Conditions by a member of the medical
     profession? ................................................................................. b.    [_] [_]        [_] [_]
c.   Had any new insurance or reinstatement refused, postponed, limited, withdrawn, cancelled, or
     offered or quoted on a substandard or rated basis? ........................................... c.    [_] [_]        [_] [_]
d.   Flown as a pilot, student pilot, or crew member? (If "Yes," complete Aviation Questionnaire,
     form F. 2223) ............................................................................... d.    [_] [_]        [_] [_]
e.   Participated in auto racing, motorcycle racing, parachuting, hang gliding, skin or scuba
     diving? ..................................................................................... e.    [_] [_]        [_] [_]
     (If "Yes," complete Avocation Questionnaire, form F. 6014)
f.   Had a driver's license suspended or revoked or been convicted in the last 3 years of a moving
     violation, or of driving while impaired or intoxicated? ..................................... f.    [_] [_]        [_] [_]
g.   Been convicted of or awaiting trial for a felony? (If "Yes," give details including
     parole/probation status.) ................................................................... g.    [_] [_]        [_] [_]
h.   Used cocaine, heroin, marijuana, amphetamines, or barbiturates, except as medication
     prescribed by a physician? .................................................................. h.    [_] [_]        [_] [_]
Does Any Person Proposed for Insurance:
i.   Intend to travel or reside outside the United States or Canada within the next year? ........ i.    [_] [_]        [_] [_]
j.   Have any other application for life insurance pending? ...................................... j.    [_] [_]        [_] [_]

If you answered "yes" to question 3, parts b through j, please give details and explanations below: (Continued on next page. An
Item  Proposed  Add'l Prop.                                                 additional sheet of paper can be attached if necessary.)
No.    Insured   Insured     Details
____     [_]       [_]       _______________________________________________________________________________________________________

____     [_]       [_]       _______________________________________________________________________________________________________

____     [_]       [_]       _______________________________________________________________________________________________________

____     [_]       [_]       _______________________________________________________________________________________________________

____     [_]       [_]       _______________________________________________________________________________________________________

____     [_]       [_]       _______________________________________________________________________________________________________

____     [_]       [_]       _______________________________________________________________________________________________________


Item     Proposed     Add'l Prop.
 No.      Insured       Insured       Details

____        [_]           [_]         __________________________________________

____        [_]           [_]         __________________________________________

____        [_]           [_]         __________________________________________

____        [_]           [_]         __________________________________________

____        [_]           [_]         __________________________________________

____        [_]           [_]         __________________________________________

____        [_]           [_]         __________________________________________

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4A. a. Height of Proposed Insured (ft/in.) b. Weight (lbs.) Any weight loss in the past year? [_] Yes  [_] No    If Yes, no.of lbs.
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    c. Full Name and Address of Personal Physician
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    d. Date and Reason Last Consulted
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4B. a. Height of Add'l Prop. Insured (ft/in.) b. Weight (lbs.) Any weight loss in the past year? [_] Yes  [_] No If Yes, no.of lbs.
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    c. Full Name and Address of Personal Physician
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    d. Date and Reason Last Consulted
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5A. Has Any Person Proposed for Insurance:
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Ever had known symptoms of, been treated for or been diagnosed as having:                           Prop. Ins.    Add'l Prop. Ins.

a. TB, asthma, emphysema, bronchitis or any other disease or disorder of the respiratory             Yes   No        Yes   No
   system (lungs, bronchi, trachea, etc.)?...................................................   a.   [_]  [_]        [_]  [_]
b. High blood pressure, heart attack, heart murmur, chest pains, anemia, blood disorders, hemophilia, stroke, or any other disease or disorder of the circulatory system  (heart,
   arteries, veins, etc.)?...................................................................   b.   [_]  [_]        [_]  [_]
C. Ulcer, cirrhosis, gastrointestinal bleeding, hepatitis, colitis or any other disease or disorder of the digestive system (esophagus, stomach, intestines, liver, gall bladder,
   etc.)?....................................................................................   c.   [_]  [_]        [_]  [_]
d. Paralysis, fainting, epilepsy, convulsions, sleep apnea, mental/nervous disorders, or
   any other disease or disorder of the nervous system (brain, nerves, etc.)?................   d.   [_]  [_]        [_]  [_]
e. Back ailments, fracture, arthritis, rheumatic fever, or any other disease or disorder
   of the muscular and skeletal systems (muscles, joints, spine, etc.)?......................   e.   [_]  [_]        [_]  [_]
f. Any disease or disorder of the kidney, bladder or genitourinary system?...................   f.   [_]  [_]        [_]  [_]
g. Diabetes or any other disease or disorder of the glandular system (thyroid, pancreas,
   adrenal, lymph glands, etc.)?.............................................................   g.   [_]  [_]        [_]  [_]
h. Disease or disorders of the skin, eyes or ears (other than the use of eye glasses or
   contact lenses)?..........................................................................   h.   [_]  [_]        [_]  [_]
i. Cancer, leukemia, lymphoma, tumor(s)?.....................................................   i.   [_]  [_]        [_]  [_]

5B. Within the last five (5) years:
a. Had a medical test or procedure completed such as X-ray, EKG, laboratory tests, or blood tests related to a disease or disorder not included elsewhere in this application?
   (does not include tests or procedures for Human Immunodeficiency Virus (HIV)).............   a.   [_]  [_]        [_]  [_]
b. Been advised to have any diagnostic test, hospitalization or surgery which has not been completed or for which results have not been received? (does not include tests or
   procedures for HIV).......................................................................   b.   [_]  [_]        [_]  [_]
c. Been on any prescribed medication?........................................................   c.   [_]  [_]        [_]  [_]
d. Had any of the following conditions: swollen lymph glands, loss of appetite, weight loss, fever, oral thrush, rashes, unexplained infections, dementia, depression or other
   psychoneurotic disorders with no known cause?.............................................   d.   [_]  [_]        [_]  [_]
e. Had any other health impairment or medically treated condition?...........................   e.   [_]  [_]        [_]  [_]
5C. Had a natural father, mother, brother or sister diagnosed before age 60 as having
    heart or coronary artery disease (If "yes," give details for each person in section below)       [_]  [_]        [_]  [_]
If you answered "Yes" to questions 5A/B/C, please give details and explanations below:
   (an additional sheet of paper may be attached if necessary)

Item    Proposed    Add'l Prop.    Name and Address of Each Physician,   Dates and    Nature and Severity of Condition, Frequency
 No.    Insured      Insured       Practitioner and Health Facility      Durations    of Attacks, Specific Diagnosis and Treatment

____      [_]          [_]         __________ ________________________   __________   _____________________________________________

____      [_]          [_]         __________ ________________________   __________   _____________________________________________

____      [_]          [_]         __________ ________________________   __________   _____________________________________________
                                                                                                             Continued on next page

Item    Proposed    Add'l Prop.   Name and Address of Each Physician,    Dates and    Nature and Severity of Condition, Frequency
No.     Insured       Insured     Practitioner and Health Facility        Durations    of Attacks, Specific Diagnosis and Treatment
----     [  ]        [  ]         ------------------------------------    ---------    --------------------------------------------
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----     [  ]        [  ]         ------------------------------------    ---------    --------------------------------------------
                                  ------------------------------------    ---------    --------------------------------------------
----     [  ]        [  ]         ------------------------------------    ---------    --------------------------------------------
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----     [  ]        [  ]         ------------------------------------    ---------    --------------------------------------------
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----     [  ]        [  ]         ------------------------------------    ---------    --------------------------------------------
                                  ------------------------------------    ---------    --------------------------------------------
----     [  ]        [  ]         ------------------------------------    ---------    --------------------------------------------
                                  ------------------------------------    ---------    --------------------------------------------

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AGREEMENTS AND SIGNATURES
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AGREEMENT

All answers to the questions in this application, which includes Part 1, 2, and 3 and any medical questionnaires and special questionnaires required, are complete and true to the best of my knowledge and belief, and I agree that: 1. The answers to those questions, together with this agreement, are the basis for issuing any policy. 2. No one, except the President or a Vice President of the Company can make or change any contract of insurance. 3. The Company is not bound by any knowledge of or statement made to any agent, broker or other representative unless set forth in this application. 4. Except as otherwise provided in the Conditional Receipt, no insurance will take effect unless the full first premium is paid and the policy is delivered to me while all persons proposed for insurance are in good health and insurable. 5. To the extent permitted by law, I waive all rights that control the disclosure of medical information. 6. I acknowledge receipt of a notice concerning an investigative consumer report and a notice about disclosure of medical information. 7. This application is to be attached to and made a part of the policy.
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AUTHORIZATION TO OBTAIN, RELEASE AND DISCLOSE INFORMATION

I authorize any physician, medical professional, hospital, clinic, medical care institution, insurer or reinsurer, the Medical Information Bureau, consumer reporting agency, employer, relative, friend or neighbor to disclose to GE Capital Life Assurance Company of New York, and/or its reinsurers, medical and other information pertaining to me or any of my minor children who are to be insured. The information that may be disclosed includes information relating to employment, other insurance coverage, past and present physical or mental conditions, character, habits, avocations, finances, general reputation, credit and other personal characteristics.
I understand that GE Capital Life Assurance Company of New York will collect this information for the purpose of determining eligibility for insurance. I also understand that GE Capital Life Assurance Company of New York may review this information in connection with claims that are later submitted to it. I agree that this authorization will be valid for 26 months from the date it is signed.
I know that I, or my authorized representative, have a right to receive a copy of this authorization upon request. I agree that a photographic copy of this authorization is as valid as the original.
If an investigative consumer report is prepared in connection with my application, [_] I request to be interviewed in connection with that report.
--------------------------------------------------------------------------------

SUITABILTY                                                                                                Yes      No
A. HAVE YOU RECEIVED PROSPECTUSES DATED WITHIN 13 MONTHS OF THIS APPLICATION FOR
   THE SEPARATE ACCOUNT AND ALL MUTUAL FUNDS APPLICABLE TO THE POLICY APPLIED FOR?..................      [_]      [_]
B. DO YOU UNDERSTAND THAT:
   1. THE AMOUNT OR DURATION OF THE DEATH BENEFIT MAY INCREASE OR DECREASE
      DEPENDING ON THE INVESTMENT RETURN OF THE INVESTMENT SUBDIVISIONS?............................      [_]      [_]
   2. THE ACCOUNT VALUE MAY INCREASE OR DECREASE DEPENDING ON THE INVESTMENT
      RETURN OF THE INVESTMENT SUBDIVISIONS?........................................................      [_]      [_]
   3. NET PREMIUM WILL NOT BE ALLOCATED TO ANY INVESTMENT SUBDIVISION UNTIL THE
      POLICY EFFECTIVE DATE? ON THE POLICY EFFECTIVE DATE, NET PREMIUM WILL BE
      ALLOCATED TO THE INVESTMENT SUBDIVISION(S) SELECTED?..........................................      [_]      [_]
C. DO YOU BELIEVE THIS POLICY WILL MEET YOUR INSURANCE NEEDS AND FINANCIAL OBJECTIVES?..............      [_]      [_]
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D. 1. What is the Owner's net worth?                                  2. Annual income?
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Owner's Signature                                                                              Date (m/d/y)
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Dated at (city, state)                                                Child(ren) Proposed for Insurance (age 18 and over)
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Proposed Insured
-------------------------------------------------------------------------------------------------------------------------
Witness
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Owner                                                                 Parent of Child Under 15 Years
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Payor                                                                 Additional Proposed Insured
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

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AGENT'S REPORT (COMPLETE FULLY IN ALL CASES)
--------------------------------------------------------------------------------

1. Agency/Brokerage and Code                          Agent/Broker and Code                  Agent/Broker and Code
-------------------------------------------------------------------------------------------------------------------------------
How long and how well have you known the insured(s)? (if related, give relationship)
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2A. Previous residence address of proposed insured (no. & street/city/state/zip)                        From     To
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2B. Previous business address of proposed insured (no. & street/city/state/zip)                         For how long?
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3. Telephone numbers   Proposed Insured                                        Additional Prop. Insured
Home:
                       ----------------------------------------                ------------------------------------------
Business:
                       ----------------------------------------                ------------------------------------------

Best Time to call:     Home: [_] A.M. [_] P.M.  Bus.: [_] A.M. [_] P.M.        Home: [_] A.M.[_] P.M.  Bus.: [_] A.M. [_] P.M.
-------------------------------------------------------------------------------------------------------------------------------
4. Purpose of Insurance   PERSONAL                                            BUSINESS
                          Family Income           $__________                 Buy/Sell            $__________
                          Home Mortgage           $__________                 Stock Redemption    $__________
                          Education               $__________                 Key Person          $__________
                          Retirement              $__________                 Deferred Comp.      $__________
                          Total needs Analysis    $__________                 Secure Credit       $__________
                          Estate Conservation     $__________                 Other               $__________
                          Other                   $__________
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5. Do you have any reasons to believe that replacement of existing insurance or annuities may be involved?   [_] Yes    [_] No
-------------------------------------------------------------------------------------------------------------------------------
6. Use the space below for any additional information if necessary.
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

Statement: I represent that: (1) [_]: I have personally seen (*) [_] I have not personally seen (**) all the persons proposed for insurance; (2) I have truly and accurately recorded on this application the information as supplied by the Proposed Insured, the Additional Proposed Insured and/or the Owner/Applicant;
(3) to the best of my knowledge and belief there is nothing adversely affecting the insurability of any of the persons proposed for insurance other than as indicated in this application, and (4) where required, the abbreviated notice regarding our insurance practices, or on request, the full Notice of Information Practices, was given the date the application was signed.

*  Each child proposed for coverage within the last ten days
** Explain below

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Licensed Agent/Broker (Print)                               Date

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Licensed Agent/Broker (Signature)

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Agent/Broker's Social Security No/Tax ID No.                Phone

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Address (no. & st., city, state, zip)

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

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AUTHORIZATION TO GE CAPITAL LIFE ASSURANCE COMPANY OF NEW YORK TO CHARGE MY BANK
ACCOUNT
--------------------------------------------------------------------------------

Instructions: Attach sample of voided check or deposit slip.

--------------------------------------------------------------------------------
Agency                    Draft Day                 Company Code (H.O. use only)

--------------------------------------------------------------------------------
Depositors's Name         LOM No. (H.O. use only)

--------------------------------------------------------------------------------
List at bottom all policies to be combined under monthly drafts.

I (we) request and authorize you to charge my (our) bank account electronically, or by paper means or by another commercially accepted method, for payment to yourself of premiums due under the policy(ies) and annuity contract(s) identified below. It is understood that the use of the Bank Draft Plan (herein referred to as "this Plan") does not change any policy provision and that:

1. The effective date of this Plan for each policy will be determined by the Company. For new policies it may be effective only after the initial premium is paid in cash. The premium payment frequency will be monthly.
2. After the effective date of this Plan charges will be made on or about the date requested. In the event a charge is inadvertently not made, the Company may charge the account at a later date.
3. Information as to each charge will be provided either by a cancelled check, entry on your bank statement or by other advice from the bank.
4. This plan may be terminated by the policyowner or by the Company upon 30 days written notice to the other party. In addition the Company may terminate this Plan if any charge is not paid upon presentation.
5. If this plan is terminated, premiums for each policy will be payable directly to the Company and will be determined on the basis of the Company's premium rates applicable to the policy for the frequency elected by the policyowner from those permitted by the Company.

--------------------------------------------------------------------------------
Attach Voided Check

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Bank Signature of Depositor

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Signature(s) of Policyholder(s)--if other than Depositor

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Checking Account No.      Date     Bank Name     Bank Transit No./Routing Symbol

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This authorization supersedes all other similar authorizations signed by me.
Please retain a copy of this authorization for your records.

--------------------------------------------------------------------------------
List Policy Numbers Below

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Policy Number           Proposed Insured/Insured

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Note: The Draft Day for variable policies should be on or before the monthly anniversary day.

[LOGO OF GE]
                 GE Estate Optimizer Premium Allocation
--------------------------------------------------------------------------------
                 GE Capital Life

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SEPARATE ACCOUNT SUBDIVISIONS
--------------------------------------------------------------------------------
Indicate how you wish your premiums to be allocated by entering a percentage of at least 1% for each of your choices. You may make up to 7 choices. The percentages entered must total 100%.

GE ASSET MANAGEMENT INCORPORATED
GE Funds, Inc.
S&P 500 Index*               _________%
Income Fund                  _________%
Real Estate Securities       _________%
International Equity         _________%
Money Market                 _________%
Total Return                 _________%
Value Equity                 _________%
U.S. Equity                  _________%
Premier Growth Equity        _________%

SALOMON BROTHERS ASSET MANAGEMENT

Salomon Brothers Variable Series
Investors Fund               _________%
Total Return Fund            _________%
Strategic Bond Fund          _________%

FEDERATED INVESTORS
Federated Insurance Series
High Income Bond II          _________%
Utility II                   _________%
American Leaders II          _________%

JANUS
Janus Aspen Series (JAS)
JAS Balanced                 _________%
JAS Flexible Income          _________%
JAS Growth                   _________%
JAS Aggressive Growth        _________%
JAS Worldwide Growth         _________%
JAS International Growth     _________%
JAS Capital Appreciation     _________%

GOLDMAN SACHS ASSET MANAGEMENT
Variable Insurance Trust (VIT)
VIT Mid Cap Equity           _________%
VIT Growth and Income        _________%

ALGER
The Alger American Fund
Growth                       _________%
Small Capitalization         _________%

FIDELITY INVESTMENTS(R)
Variable Insurance Products Funds
VIP, VIPII & VIPIII
VIP Equity Income            _________%
VIP Growth                   _________%
VIP Overseas                 _________%
VIPIII Growth Opportunities  _________%
VIPII Asset Manager          _________%
VIPII Contrafund             _________%
VIPIII Growth & Income       _________%


Fidelity and Fidelity Investments are registered trademarks of FMR corp.


OPPENHEIMER FUNDS
Oppenheimer Variable Account Funds
High Income/VA               _________%
Bond/VA                      _________%
Aggressive Growth*/VA        _________%
Growth/VA                    _________%
Multiple Strategies/VA       _________%

*formerly capital Appreciation Fund


--------------------------------------------------------------------------------
Upon approval of the policy application and receipt of all necessary documentation, signed by the Policyowner(s) as applicable and received at our Home Office, net premiums are allocated to the Separate Account Subdivision(s) selected by the Policyowner(s).

*"Standard & Poor's," "S & P," "S & P 500," "Standard & Poor's 500," and "500" are trademarks of the McGraw-Hill Companies, Inc. and have been licensed for use by GE Investment Management Incorporated. The S & P 500 Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the fund.














GE Capital Life Assurance Company of New York
125 Park Avenue, Sixth Floor
New York, NY 10017-5529

GE Capital Life Assurance Company of New York--Conditional Receipt Give this receipt to the Applicant when payment is made on the date of application. Do not remove otherwise.

Not valid for more than the following maximum amounts:
 .  $1 000,000* benefits per Proposed Insured for any Proposed Insured whose age nearest birthday is 70 or less.
     (*$500,000 in California, Colorado, Hawaii, Idaho, Indiana, Kansas, Nevada, New Jersey, North Dakota, Ohio, Pennsylvania, Tennessee and Utah.)

 . $250,000 benefits per Proposed Insured for any Proposed Insured whose age nearest birthday is 71 through 75.

 . Total benefits in excess of $1,500,000 on any Proposed Insured (including any and all insurance previously issued or applied for with this company.)

Not Valid for Substandard Risks.

No Insurance Will Become Effective Prior to Policy Delivery Unless Each Condition Specified Below is Satisfied.

No Person is Authorized to Change or Waive any of These Conditions.

ALL PREMIUM CHECKS MUST BE MADE PAYABLE TO GE LIFE AND ANNUITY ASSURANCE
COMPANY

DO NOT MAKE THE CHECK PAYABLE TO THE AGENT OR LEAVE THE PAYEE BLANK.

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I have received $ [_____________] in connection with an application for life insurance bearing the same number as this receipt. If each of the following three conditions is satisfied fully, then, despite any language to the contrary in the application for insurance and subject to the Maximum Amount Limitation, insurance as provided by the terms and conditions of the policy applied for will become effective on the Effective Date.

1. The payment must be made no later than the application date and must equal the minimum initial premium required for the plan(s) and amount(s) of insurance applied for and the mode of premium payment selected; and
2. All medical examinations and tests required by the Company must be completed and the reports of those medical examinations and tests must be received at the Company's Home Office within 60 days after the date of this receipt; and
3. All persons proposed for insurance must be on the Effective Date, as defined below, insurable at standard premium rates for the plan(s) and amount(s) of insurance requested in the application; "Effective Date" means the latest of
(a) the date of completion of the application, (b) the date of completion of all medical exams and tests required by the Company or (c) if the applicant requests a policy date which is later than the date of this receipt, the policy date requested by the applicant.
Maximum Amount Limitation: Under this receipt the maximum amount of insurance is limited to the amount specified above.
Refund of Payment: If one or more of the above conditions 1, 2 or 3 have not been satisfied fully, the Company's liability is limited to a refund of the amount paid. That refund will be made to Premium Payor.


DATED AT (CITY, STATE)       ON (MONTH, DAY, YEAR)    LICENSED AGENT/BROKER
[____________________]       [___________________]    [________________________]

THIS RECEIPT SHALL BE VOID IF ALTERED OR MODIFIED.   CONDITIONAL RECEIPT NUMBER
THIS RECEIPT SHALL BE VOID AFTER 90 DAYS FROM THE
DATE IT IS SIGNED

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THESE NOTICES MUST ALWAYS BE GIVEN TO THE PROPOSED INSURED/OWNER/APPLICANT


INVESTIGATIVE CONSUMER REPORT NOTICE

In compliance with federal and state laws, this is to inform you that as part of our procedure for processing your insurance application, an investigative consumer report may be prepared. The information for the report is obtained through personal interviews with your neighbors, friends, or others with whom you are acquainted. The report includes information as to your character, general reputation, personal characteristics and mode of living. You may request to be interviewed for the consumer report. You may, upon written request, be informed whether or not the report was ordered, and if so, the name and address of the consumer reporting agency which made the report. Upon proper identification, you have the right to inspect and/or receive a copy of the report from the consumer reporting agency. You have the right to make a written request to us within a reasonable period of time to receive additional detailed information about the nature and scope of the investigation. Write to:
Underwriting Department, GE Capital Life Assurance Company of New York, 125 Park Avenue, Sixth Floor, New York, New York 10017-5529.

MEDICAL INFORMATION BUREAU DISCLOSURE NOTICE

The information given in your application may be made available to other insurance companies to which you make application for life or health insurance coverage or to which a claim is submitted. The information you provide will be treated as confidential except that GE Capital Life Assurance Company of New York or its reinsurers may, however, make a brief report to the Medical Information Bureau (MIB), a nonprofit membership organization of life insurance companies which operates an information exchange in behalf of its members. Upon request by another insurance company member to which you have applied for life or health insurance coverage and to which a claim is submitted, the MIB will supply such company with the information it may have in its files.
Upon receipt of a request from you, the MIB will arrange disclosure of any information it may have in your file. If you question the accuracy of information in the MIB's file, you may contact the MIB and seek a correction in accordance with the procedures set forth in the Federal Fair Credit Reporting Act. The address of the MIB's information office is Box 105, Essex Station, Boston, Massachusetts 02112, telephone number (617) 426-3660. GE Capital Life Assurance Company of New York or its reinsurers may also release information in its files to other life insurance companies to which you may apply for life or health insurance, or to which a claim for benefits may be submitted.